Curaleaf Holdings, Inc. Investor Relations Curaleaf Acquires Equity Interest in Boone Town Provisions, Expanding New Jersey Footprint to Four Dispensaries STAMFORD, Conn., Nov. 2, 2026 /PRNewswire/ -- Curaleaf Holdings, Inc. (TSX: CURA) (OTCQX: CURLF) (the "Company"), a leading international provider of consumer and medical cannabis products, today announced that it has acquired an equity stake and certain operating rights in Boone Town Provisions, a dispensary located at 677 Myrtle Ave., Boonton, NJ 07005. The acquisition expands Curaleaf's footprint to four dispensaries in the state and 191 nationwide. The storefront is expected to be immediately accretive to the Company's New Jersey business. "Boone Town Provisions is one of the top-performing dispensaries in New Jersey," said Boris Jordan, Chairman and CEO of Curaleaf. "We have acquired our interest in the dispensary at an attractive valuation that aligns with our disciplined approach to capital allocation. The acquisition strengthens our position in New Jersey, allows us to increase our vertical position, adds a proven, high-performing location to our retail footprint, and expands access to our brands for more customers in the state." Opened in July 2024, the 6,400-square-foot store sits on a busy stretch of Myrtle Avenue with few dispensaries nearby. Boone Town Provisions complements Curaleaf's three other New Jersey dispensaries located in Bellmawr, Bordentown, and Edgewater Park. About Curaleaf Holdings Curaleaf Holdings, Inc. (TSX: CURA) (OTCQX: CURLF) ("Curaleaf") is a leading international provider of consumer products in cannabis with a mission to enhance lives by cultivating, sharing and celebrating the power of the plant. As a high-growth cannabis company known for quality, expertise and reliability, the Company and its brands, including Curaleaf, Select, Grassroots, FIND, Dark Heart, and Anthem, provide industry-leading service, product selection and accessibility across the medical and adult-use markets. Curaleaf International is powered by a strong presence in all stages of the supply chain. Its unique distribution network throughout Europe, Canada and Australasia brings together pioneering science and research with cutting-edge cultivation, extraction and production. Curaleaf is listed on the Toronto Stock Exchange under the symbol CURA and trades on the OTCQX market under the symbol CURLF. For more information, please visit https://ir.curaleaf.com. Forward-Looking Statements This media advisory contains forward-looking statements and forward-looking information within the meaning of applicable securities laws. These statements relate to future events or future performance. All statements other than statements of historical fact may be forward–looking statements or information. Generally, forward-looking statements and information may be identified by the use of forward-looking terminology such as "plans", "expects" or "proposed", "is expected", "intends", "anticipates", or "believes", or variations of such words and phrases, or by the use of words or phrases which state that certain actions, events or results may, could, would, or might occur or be achieved. More particularly and without limitation, this news release contains forward-looking statements and information concerning the acquisition of the Boone Town Provisions dispensary, including the timing and expected completion of the transaction, the satisfaction of closing conditions and receipt of regulatory approvals, and the anticipated benefits of the acquisition to the Company, including its anticipated impact on the Company's retail footprint and position in New Jersey. Such forward-looking statements and information reflect management's current beliefs and are based on assumptions made by and information currently available to the Company with respect to the matter described in this news release. Forward-looking statements involve risks and uncertainties, which are based on current expectations as of the date of this release and subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Additional information about these assumptions and uncertainties is discussed in the Company's Form 8-K dated August 5, 2026 together with the annual report on Form 10-K for the year ended December 31, 2025 and the quarterly report on Form 10-Q for the quarter ended March 31, 2026, attached as exhibits thereto, as well as the Form 10-Q for the quarter ended June 30, 2026, each of which documents have been filed on the Company's EDGAR profile at www.sec.gov/edgar and SEDAR+ profile at www.sedarplus.ca, and as described from time to time in documents filed by the Company with the U.S. Securities and Exchange Commission and the Canadian securities regulatory authorities. Forward-looking statements contained herein are made only as to the date of this press release and we undertake no obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise, except as required by law. We caution investors not to place considerable reliance on the forward-looking statements contained in this press release. The Toronto Stock Exchange has not reviewed, approved or disapproved the content of this news release. Investor Contact: Curaleaf Holdings, Inc. Camilo Lyon, Chief Investment Officer IR@curaleaf.com Media Contact: MATTIO Communications MattioCuraleaf@Mattio.com

SOURCE Curaleaf Holdings, Inc. https://ir.curaleaf.com/2026-11-02-Curaleaf-Acquires-Equity-Interest-in-Boone-Town-Provisions,-Expanding-New-Jersey- Footprint-to-Four-Dispensaries